UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

MOBILEPRO CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Mobilepro Corp. 6701 Democracy Boulevard Suite 202 Bethesda, Maryland 20817

August 24, 2007

Dear fellow Mobilepro Stockholder:

You are cordially invited to attend our 2007 Annual Stockholders Meeting to be held on Thursday, September 20, 2007 at 10:00 a.m. local time at the Marriott Bethesda Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817. The doors will open at 9:30 a.m. and the Stockholders Meeting will start promptly at 10:00 a.m.

The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Stockholders Meeting and Proxy Statement.

If you received your annual meeting materials by mail, the Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K, Report on Form 10-Q for the quarterly period ended June 30, 2007 and proxy card from the Board of Directors of Mobilepro are enclosed. If you received your annual meeting materials via e-mail, the e-mail contains voting instructions and links to the Proxy Statement, Annual Report on Form 10-K and Report on Form 10-Q for the quarterly period ending June 30, 2007 on the Internet.

Please use this opportunity to take part in our business by voting on the matters to come before this meeting. Whether or not you plan to attend the meeting, beneficial holders may cast votes online, even if you did not receive your annual meeting materials electronically. To vote online, follow the instructions for online voting contained within your annual meeting materials. In addition, you may vote by telephone by following the instructions for telephone voting contained within your annual meeting materials. If you received your annual meeting materials by mail and do not wish to vote online or by telephone (or you are unable to so), please complete, date, sign and promptly return the enclosed proxy card in the enclosed envelope before the meeting so that your shares will be represented at the meeting. Voting online, by telephone, or by returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person; however, you can only vote your shares once.

We encourage you to help us save money on printing and mailing costs, by signing up for electronic delivery of Mobilepro stockholder communications. For more information, see the “Electronic Delivery of Mobilepro Stockholder Communications” section of the enclosed Proxy Statement.

I look forward to meeting you on September 20th.

Very truly yours,

/s/ Jay O. Wright
Jay O. Wright
Chairman and
Chief Executive Officer

Mobilepro Corp.
6701 Democracy Boulevard, Suite 202
Bethesda, Maryland 20817

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, SEPTEMBER 20, 2007

To our Stockholders:

Our 2007 Annual Meeting of Stockholders will be held at the Marriott Bethesda Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817, on Thursday, September 20, 2007 at 10:00 a.m., local time. The doors will open at 9:30 a.m. and the Annual Stockholders' Meeting will start promptly at 10:00 a.m.

At the meeting you will be asked to consider and vote upon the following matters:

1.    The election of four directors to our Board of Directors, each to serve until our 2008 Annual Stockholders Meeting and until his successor has been elected and qualified or until his earlier resignation, death or removal. Our Board of Directors intends to present the following nominees for election as directors:

Christopher W. MacFarland	Michael G. O’Neil
Donald H. Sledge	Jay O. Wright

2.    The ratification of the appointment of Bagell, Josephs, Levine & Company, L.L.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2008.

3.    To transact any other business that may properly come before the 2007 Annual Meeting of Stockholders or any adjournment or postponement of the meeting.

These items of business are more fully described in the attached Proxy Statement. Only stockholders of record at the close of business on July 26, 2007 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Tammy L. Martin
Tammy L. Martin
Secretary

Whether or not you plan to attend the meeting in person, please either cast your vote online, by telephone, or by completing, dating, signing and promptly returning the enclosed proxy card by mail before the meeting so that your shares will be represented at the meeting.

Bethesda, Maryland
August 24, 2007

Mobilepro Corp.
6701 Democracy Boulevard, Suite 202
Bethesda, Maryland 20817

PROXY STATEMENT

August 24, 2007

The accompanying proxy is solicited on behalf of the Board of Directors of Mobilepro Corp., a Delaware corporation (referred to herein as “Mobilepro” or the “Company”), for use at the 2007 Annual Stockholders Meeting (the “2007 Annual Meeting”) to be held at the Marriott Bethesda Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817, on Thursday, September 20, 2007 at 10:00 a.m., local time. This Proxy Statement and the accompanying form of proxy card are being mailed on or about August 24, 2007 to stockholders of record. Our Annual Report on Form 10-K for fiscal year 2007 and Report on Form 10-Q for the quarter ended June 30, 2007 is enclosed with this Proxy Statement.

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

Voting

Each stockholder is entitled to one vote for each share of Mobilepro common stock (“Common Stock”), the stockholder owns as of the Record Date, with respect to all matters presented at the 2007 Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Record Date

Only stockholders of record at the close of business (5:00 p.m. Eastern Daylight Time) on July 26, 2007 (the “Record Date”) are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof. Stockholders of record will be entitled to one vote for each share of Common Stock held. For information regarding holders of more than 5% of the outstanding Common Stock, see “Principal Stockholders.”

Shares Outstanding

At the close of business on the Record Date, there were 775,079,608 shares of Common Stock outstanding. The closing price of our Common Stock on the Record Date, as reported by the OTC Bulletin Board market was $0.0135per share.

Quorum; Effect of Abstentions and “Broker Non-Votes”

A majority of the shares of Common Stock outstanding on the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers’ shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of any of the proposals.

If a stockholder does not give a proxy to his/her broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against “routine” matters, such as the election of directors to our Board and the ratification of Bagell, Josephs, Levine & Company, LLC, as our independent registered public accounting firm. Brokers cannot vote on their customers’ behalf on “non-routine” proposals. These rules apply to us notwithstanding the fact that shares of our Common Stock are traded on the OTC Bulletin Board market. If a broker votes shares that are unvoted by its customers for or against a “routine” proposal, these shares are counted for the purpose of establishing a quorum and will also be counted for the purpose of determining the outcome of such “routine” proposals. If a broker chooses to leave these shares unvoted, even on “routine” proposals, they will be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals.

Voting Rights; Required Vote

Holders of Mobilepro Common Stock are entitled to one vote for each share held as of the Record Date. The effect of abstentions (i.e. if you or your broker mark “ABSTAIN” on a proxy card) and broker non-votes on the counting of votes for each proposal is described below. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients’ behalf on “non-routine” proposals. For the purpose of determining whether Stockholders have approved a matter, abstentions are treated as shares present or represented and voting. Broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether Stockholders have approved a matter, though they are counted toward the presence of a quorum as discussed above.

The votes required to approve each proposal are as follows:

• Election of Directors. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors. Abstentions and broker non-votes are not taken into account in determining the outcome of the election of directors.

• Remaining Proposal. Approval of the remaining proposal requires the affirmative vote by holders of at least a majority of the shares of Mobilepro Common Stock who attend the meeting in person, or are represented at the meeting by proxy. Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mobilepro Corp. to be voted at the Annual Meeting of Stockholders to be held at the Marriott Bethesda Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817 on Thursday, September 20, 2007 at 10:00 a.m. local time. The Board of Directors would like to have all Stockholders represented at the meeting. Please complete, sign and return your proxy card in the enclosed return envelope, telephone the toll-free number listed on your proxy card, or use the Internet site listed on your proxy card.

The accompanying Notice of Annual Meeting, this Proxy Statement and the proxy card are first being mailed to Stockholders on or about August 24, 2007. Mobilepro’s Annual Report on Form 10-K for the recently completed fiscal year and Report on Form 10-Q for the quarter ended June 30, 2007, each of which includes the consolidated financial statements of the Company, are also enclosed.

Only holders of record of the Company’s Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any adjournments or postponements of such meeting. On the Record Date, the Company had 775,079,608 shares of Common Stock issued and outstanding. In the election of directors, and for any other matters to be voted upon at the 2007 Annual Meeting, each issued and outstanding share of Common Stock is entitled to one vote.

You may revoke your proxy at any time before it is voted. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. You may revoke your proxy at any time before it is voted by delivering written notice of revocation to the Secretary of the Company at 6701 Democracy Boulevard, Suite 202, Bethesda, Maryland 20817, by executing and delivering a subsequently dated proxy, by voting by telephone or through the Internet on a later date, or by attending the Annual Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors with respect to the proposal described herein.

A quorum of stockholders is necessary to take action at the 2007 Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company entitled to vote at the meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections appointed for the meeting and will be counted as present for purposes of determining whether a quorum is present. The inspector of elections will treat broker non-votes as present and entitled to vote for purposes of determining whether a quorum is present. “Broker non-votes” refers to a broker or other nominee holding shares for a beneficial owner not voting on a particular proposal because the broker or other nominee does not have discretionary voting power regarding that proposal and has not received instructions from the beneficial owner.

The expenses of solicitation, including the cost of printing and mailing, will be paid by the Company. Proxies are being solicited principally by mail, by telephone and by e-mail. In addition, directors, officers and employees of the Company, designated by an officer or director, may solicit proxies personally, by telephone, by fax, by email or by special letter. The Company may also reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

Voting of Proxies

Most stockholders have three options for submitting their votes: (1) via the Internet, (2) by telephone or (3) by mail. If you have Internet access, you may submit your proxy from any location in the world by following the “Vote by Internet” instructions on the proxy card. If you live in the United States or Canada, you may submit your proxy by following the “Vote by Telephone” instructions on the proxy card. If you complete and properly sign each proxy card you receive and return it in the enclosed envelope to us, it will be voted in accordance with the specifications made on the proxy card. If no specification is made on a signed and returned proxy card, the shares represented by the proxy will be voted “for” each proposal, including “for” the election to the Board of each of the nominees named on the proxy card, and “for” any other matter that may be properly brought before the meeting. We encourage stockholders with Internet access to record your vote on the Internet or, alternatively, to vote by telephone. Internet and telephone voting is convenient, saves on postage and mailing costs, and is recorded immediately, minimizing risk that postal delays may cause your vote to arrive late and therefore not be counted. If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast in person at the Annual Meeting.

Adjournment of Meeting

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies for the meeting. After the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph, facsimile, e-mail or in person. After the original mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our Common Stock forward copies of the proxy cards and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so.

Revocability of Proxies

Any person signing a proxy card in the form accompanying this Proxy Statement has the power to revoke it at any time before it is voted. A proxy may be revoked by signing and returning a proxy card with a later date, by delivering a written notice of revocation to Interwest Transfer Company, 1981 East Murray-Holladay Road, P. O. Box 17136, Salt Lake City, Utah 84121, that the proxy is revoked or by attending the meeting and voting in person. The mere presence at the Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the Common Stock and that the broker, bank or other nominee is not voting the shares at the Annual Meeting. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder unless such vote is revoked in person at the meeting according to the revocability instructions outlined above.

Electronic Delivery of Mobilepro Stockholder Communications

If you received your 2007 Annual Meeting materials by mail, we encourage you to help us save by money on printing and mailing costs, by signing up to receive your Mobilepro stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as the Annual Report on Form 10-K, Quarterly Report on Form 10Q and the Proxy Statement are available on the Internet, and you can easily submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold your Mobilepro shares in your own name through our transfer agent, Interwest Transfer Company, or you are in possession of stock certificates): follow the instructions on the proxy card enclosed with your annual meeting materials to enroll.

Beneficial Owner (your shares are held by a brokerage firm, a bank or a trustee): visit www.icsdelivery.com to enroll.

We remind you that you may also vote on the proposals contained in this Proxy Statement through the Internet by signing on to the website identified on the proxy card and following the procedures described in the website. Under Delaware law, an electronic Internet transmission is a valid means of casting your vote. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card. The procedures allow you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.

Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please call Mobilepro at (301) 315-9040.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A board of four directors is to be elected at the 2007 Annual Stockholders Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all of whom are presently our directors.

Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of our stockholders or until his successor has been elected and qualified.

Directors/Nominees

The names of the nominees, their ages as of July 31, 2007 and certain information about them are set forth below:

Name	Age	Principal Occupation	Director Since
Jay O. Wright	37	Chief Executive Officer and Chairman of the Board of Directors of Mobilepro Corp.	2004
Michael G. O’Neil	64	Private investor	2004
Christopher W. MacFarland	35	Group Vice President and Chief Technology Officer of McLeod USA, Inc.	2004
Donald H. Sledge	67	Private investor	2005

Jay O. Wright. Jay Wright has served as our Chief Executive Officer since December 2003 and as a Director since August 2004. From December 2003 to February 2006, he also held the title of President. From October 2001 to December 2003, Mr. Wright served as President of Bayberry Capital, Inc., a Maryland based financial consulting firm. During that time, he also served from August 2002 and May 2003 as Chief Financial Officer for Technical and Management Services Corporation where he negotiated the sale of that company to Engineered Support Systems, Inc. Between December 1999 and September 2001 Mr. Wright served as Chief Financial Officer of Speedcom Wireless Corporation, a wireless software technology company, where he helped take that company public via a “reverse merger” and subsequently obtain a NASDAQ SmallCap listing. From January 1999 to November 1999, Mr. Wright served as Senior Vice President of FinanceMatrix.com, a Hamilton, Bermuda, based company focused on developing a proprietary financial software architecture to provide tax-efficient financing to sub-investment grade companies. Between May 1997 and January 1999, Mr. Wright served as an investment banker with Merrill Lynch. Prior to that he was a mergers and acquisitions attorney with Skadden, Arps, Slate, Meagher and Flom, LLP in New York and Foley & Lardner in Chicago. Mr. Wright received his Bachelor’s degree in Business from Georgetown University (summa cum laude) and a JD degree from the University of Chicago Law School.

Christopher W. MacFarland. Chris MacFarland has served as a Director of the Company since December 2004. Mr. MacFarland is chairman of the Company’s Nominating and Governance Committee and also serves on the Audit and Compensation Committees. Since March 6, 2006 Mr. MacFarland has been the Group Vice President and Chief Technology Officer of McLeod USA, Inc. Prior to that time, Mr. MacFarland was Vice President of Operations for BroadSoft, Inc., a Gaithersburg, Maryland company that is a leading software provider of hosted voice and multimedia applications for service providers, a position he held since July 2004. Prior to joining BroadSoft, Mr. MacFarland was employed by Allegiance Telecom, a CLEC based in Dallas, Texas, where he served in a variety of positions between August 1998 and June 2004, most recently as Senior Vice President and Chief Technology Officer. He previously served as director of networks and consulting at Verio.

Michael G. O’Neil. Mike O’Neil has served as a Director of the Company since December 2004. Mr. O’Neil also serves as the chairman of the Company’s Audit Committee and also serves on the Compensation and Nominating and Governance Committees. Until retiring in May 2001, Mr. O’Neil was a director in the Investment Banking Division of Merrill Lynch, Pierce, Fenner & Smith Incorporated, an investment banking firm, with whom he had been since 1972. Mr. O’Neil currently serves as a board member for Massively Parallel Technologies, Inc., a privately held, software technology company specializing in high-speed computing. Mr. O’Neil also serves on the Board of Directors of Capstead Mortgage Corporation, an NYSE-listed company, where he chairs that firm’s Governance Committee and also is a member of the Audit Committee. He received his bachelor’s degree in economics from the University of California at Berkeley and his M.B.A. from the Wharton Graduate School of Business at the University of Pennsylvania. Mr. O’Neil also served in the United States Marine Corps.

Donald H. Sledge. Don Sledge has served as a Director of the Company since January 2005. Mr. Sledge also serves as the chairman of the Company’s Compensation Committee, is a member of the Audit and Nominating and Governance Committees and also serves as the Lead Director. Over the past 10 years, Mr. Sledge has focused on finance and investments. From September 1999 to March 2007 Mr. Sledge has served as a member of the Board of Directors and as chairman of the Compensation Committee of Merriman, Curhan, & Ford (“MCF”), an Amex-listed broker/dealer. Mr. Sledge has also served as Chief Executive Officer of MCF between September 1999 and October 2000 and as Chairman of the Board from September 1999 until May 2001. Mr. Sledge also served as a General Partner of Fremont Communications from October 2000 until September 2003. In addition Mr. Sledge sits on the Boards of Directors of two privately held companies. Mr. Sledge received both a bachelor’s degree and an M.B.A. from Texas Tech University. He also served in the United States Air Force.

Composition of Board of Directors

Our Board of Directors may consist of up to seven directors. Our four current directors will stand for re-election at the Annual Meeting, as described in this Proxy Statement. The Board of Directors has elected not to amend our bylaws to reduce the size of our Board and may fill the three existing vacancies by Board resolution.

Board of Directors Meetings and Committees

During fiscal 2007, the Board of Directors met thirteen times, including telephone conference meetings, and acted by unanimous written consent on two occasions. No director attended fewer than 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the director served during fiscal 2007.

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The functions of each of these committees and their members are specified below. All committees operate under charters approved by the Board, which are available on our website at www.mobileprocorp.com.

The Board has determined that each director who serves on these committees is “independent” as defined in Nasdaq Rule 4200(a)(15).

The members of the committees are identified in the following table.

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Christopher W. MacFarland	X	X	Chair
Michael G. O’Neil	Chair	X	X
Donald H. Sledge	X	Chair	X

Audit Committee. The Audit Committee is currently comprised of Messrs. O’Neil, MacFarland and Sledge, each of whom meets the independence and other requirements for audit committee members under the rules of The Nasdaq Stock Market. During fiscal 2007, the Audit Committee met six times, including telephone conference meetings. The Board of Directors has determined that Mr. O’Neil is an “audit committee financial expert” as defined by SEC regulations. The Board has also determined that one or more other members of the Audit Committee may also meet the definition of “audit committee financial expert” as defined by SEC regulations. The Audit Committee assists the Board in its oversight of our financial accounting, reporting and controls by meeting with members of management and our independent auditors. The committee has the responsibility to review our annual audited financial statements, and meets with management and the independent auditors at the end of each quarter to review the quarterly financial results. In addition, the committee considers and approves the employment of, and approves the fee arrangements with, independent auditors for audit and other functions. The Audit Committee reviews our accounting policies and internal controls. The Audit Committee has a written charter which was adopted on June 16, 2005. A copy of the Audit Committee charter is available on our website at www.mobileprocorp.com.

Compensation Committee. The Compensation Committee is currently comprised of Messrs. Sledge, MacFarland and O’Neil. During fiscal 2007, the Compensation Committee met  two times, including telephone conference meetings. The Compensation Committee recommends cash-based and stock compensation for executive officers of Mobilepro, administers the Company’s equity performance plan and makes recommendations to the Board regarding such matters. The Compensation Committee has a written charter which was adopted on June 16, 2005. A copy of the Compensation Committee charter is available on our website at www.mobileprocorp.com.

Nominating and Governance Committee. The Nominating and Governance Committee is currently comprised of Messrs. MacFarland, O’Neil and Sledge. During fiscal 2007, the Nominating and Governance Committee met two times, including telephone conference meetings. The Nominating and Governance Committee is entrusted with responsibility for consideration and review of corporate governance matters in addition to its responsibilities for nominating candidates for membership to the Board. The Nominating and Governance Committee has a written charter which was adopted on April 26, 2005. A copy of the Nominating and Governance Committee charter is available on our website at www.mobileprocorp.com.

Independent Directors

Each of our directors other than Mr. Wright qualifies as “independent” in accordance with the rules of The Nasdaq Stock Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Communication with the Board

You may contact the Board of Directors by sending an e-mail to Jay Wright, Chairman of the Board, at jwright22@closecall.com or by mail to Board of Directors, Mobilepro Corp., 6701 Democracy Boulevard, Suite 202, Bethesda, Maryland 20817.

Director Nomination Process

The Nominating and Governance Committee is responsible for identifying and recommending to the Board of Directors candidates for directorships. The Nominating and Governance Committee considers candidates for Board membership who are recommended by members of the Nominating and Governance Committee, other Board members, members of management and Stockholders. Once the Nominating and Governance Committee has identified prospective nominees for director, the chairman of the committee, after discussions with the Chairman of the Board, may extend an invitation to join the Board of Directors. Additionally, nominees may be appointed to the Board of Directors by a majority vote of the independent directors on the Board of Directors. There is no formal procedure by which Stockholders may recommend a candidate for the Board of Directors; however a stockholder can submit recommendations to Jay Wright, Chairman of the Board, at jwright22@closecall.com.

As set forth in the Nominating and Governance Committee Charter, the Board of Directors seeks to identify as candidates for director persons of the highest ethical standards and integrity who are willing to act on and be accountable for Board of Director decisions. The Board of Directors also seeks individuals who have an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues, a history of achievement that reflects superior standards for themselves and others, a loyalty and commitment to driving the success of the Company, and an ability to take tough positions while at the same time working as a team player. In addition, the Board of Directors seeks candidates with a background that provides a combination of experience and knowledge commensurate with the Company’s needs and activities.

Compensation of Directors

We are providing our independent directors $2,750 per month as compensation for services provided as a Director. In April 2007 the independent directors elected to defer receipt of the monthly payment until such time as the Company is able to raise additional capital.

Prior to his election to our Board of Directors, Mr. O’Neil had been serving on our advisory board. In connection with his service on the advisory board, in January 2004, we granted Mr. O’Neil a warrant to purchase 800,000 shares of our Common Stock, at an exercise price of $0.02 per share. Mr. O’Neil’s warrant is fully vested and exercisable.

Prior to his election to our Board of Directors, Mr. MacFarland had been serving on our advisory board. In connection with his service on the advisory board, in March 2004, we granted Mr. MacFarland an option to purchase 800,000 shares of our Common Stock, at an exercise price of $0.10 per share. Mr. MacFarland’s warrant is fully vested and exercisable.

In January 2005, in connection with his agreement to serve on our Board of Directors, we granted Mr. Sledge a warrant to purchase 500,000 shares of our Common Stock, at an exercise price of $0.185 per share. The warrant is fully vested and exercisable.

In April 2005 we granted each of our independent directors, Messrs. MacFarland, O’Neil and Sledge, a warrant to purchase 250,000 shares of our Common Stock, at an exercise price of $0.15 per share. These warrants, which became fully vested and exercisable in April 2006, were based upon a recommendation by the Compensation Committee, granted by Mr. Wright on April 20, 2005 and ratified by the Board of Directors on June 16, 2005.

In February 2006 we granted each of our independent directors, Messrs. MacFarland, O’Neil and Sledge, a warrant to purchase 250,000 shares of our Common Stock, at an exercise price of $0.233 per share. These warrants are fully vested and exercisable.

As an inside director Mr. Wright does not receive any separate compensation for his service on our Board of Directors.

Warrants granted to our Directors have been priced at market based upon the closing sales price of our Common Stock on the date of grant. During the fiscal year ended March 31, 2007, the Company recorded compensation expense in the amount of $50,470 for each of the three outside directors pursuant to the requirements of Financial Accounting Standard (“FAS”) 123R for warrants awarded in fiscal year 2007 and prior years.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Michael G. O’Neil	33,000	-	50,470	-	-	-	83,470

Christopher W. MacFarland	33,000	-	50,470	-	-	-	83,470

Donald H. Sledge	33,000	-	50,470	-	-	-	83,470

Required Vote and Board of Directors’ Recommendation

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors. Abstentions and broker non-votes are not taken into account in determining the outcome of the election of directors.

Advisory Board

The advisory board is available to assist our Chief Executive Officer, at his request, with business issues where such advisory board member may have applicable expertise. The advisory board members receive options or warrants for shares of our Common Stock in an amount determined by discussions between our Chief Executive Officer and the prospective advisory board member. The options or warrants vest over time and are granted at fair market value at the time of grant.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINATED DIRECTOR.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected Bagell, Josephs, Levine & Company, L.L.C. as the independent registered public accounting firm to perform the audit of our financial statements for our fiscal year ending March 31, 2008, and our stockholders are being asked to ratify the Audit Committee’s selection. We have engaged Bagell, Josephs, Levine & Company, L.L.C. as our independent registered public accounting firm since 2002. Representatives of the accounting firm are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

Fees

The following represents fees estimated and/or billed by Bagell, Josephs, Levine & Company, L.L.C. (“Bagell Josephs”) for professional services provided in connection with the audits of our financial statements for the fiscal years ended March 31, 2007 and 2006, and the fees billed by Bagell Josephs for services rendered during fiscal years 2007 and 2006 for audit-related, tax and other services provided to us.

	2007	2006
Audit Fees	$182,000	$91,500
Audit-Related Fees	23,225	31,300
Tax Fees	50,000	49,000
All Other Fees	—	—

Audit Fees. Consists of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of the quarterly consolidated financial statements and services that are normally provided by Bagell Josephs in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees,” including payroll procedure compliance reviews, post-audit reviews conducted in connection with the filing of registration statements, and audit and review services related to the financial statements and pro-forma data of companies that we acquired during fiscal year 2006.

Tax Fees. Consists of fees billed for professional services for tax return preparation, tax advice and tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee of the Board of Directors has established a policy for approving any non-audit services to be performed by our independent registered public accounting firm, currently Bagell Josephs. The Audit Committee requires advance review and approval of all proposed non-audit services that we wish to be performed by the independent registered public accounting firm. Occasionally, the Audit Committee chairman pre-approves certain non-audit related fees and the entire Audit Committee ratifies the chairman’s pre-approval in a subsequent Audit Committee meeting in accordance with SEC requirements. In fiscal 2007, the Audit Committee followed these guidelines in approving all services rendered by Bagell Josephs.

Required Vote and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote by holders of at least a majority of the shares of Mobilepro Common Stock who attend the meeting in person, or are represented at the meeting by proxy.

Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR”
RATIFICATION OF THE APPOINTMENT OF BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.

PRINCIPAL STOCKHOLDERS

The following table shows the amount of our capital stock beneficially owned by the three independent members of our Board of Directors, the executive officers named in the Summary Compensation Table below and by all directors and executive officers as a group as of June 30, 2007. As of June 30, 2007, other than the stockholders, directors and executive officers identified in the table below, to our knowledge, no person owned beneficially more than five percent (5%) of our Common Stock. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of June 30, 2007, we had 775,079,608 shares of Common Stock outstanding. Unless otherwise noted in the footnotes below, the address for each of the individuals listed in the table below is c/o Mobilepro Corp., 6701 Democracy Boulevard, Suite 202, Bethesda, Maryland 20817.

Name and Address	Title of Class	Shares Beneficially Owned (1)	Percent of Class (1)
Jay O. Wright (2)	Common	20,517,409	2.58%
Jerry M. Sullivan, Jr. (3)	Common	14,278,172	1.83%
Doug Bethell (4)	Common	10,666,667	1.38%
Tammy L. Martin (5)	Common	1,833,333	*
Michael G. O’Neil (6)	Common	1,411,500	*
Christopher W. MacFarland (5)	Common	1,300,000	*
Donald H. Sledge (5)	Common	1,000,000	*
Richard H. Deily (5)	Common	833,333	*
Officers and Directors as a Group (8 Persons) (7)	Common	51,840,414	6.69%

__________
*	Less than 1%.

(1)
Applicable percentage of ownership is based on 775,079,608 shares of common stock outstanding as of June 30, 2007, together with applicable options and warrants for each shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within 60 days of June 30, 2007 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes 1,244,000 shares of our Common Stock and 19,273,409 shares of Common Stock issuable upon the exercise of warrants to purchase our Common Stock.

(3)
Includes 10,001,856 shares of our Common Stock and 4,276,316 shares of Common Stock issuable upon the exercise of warrants to purchase our Common Stock. Options to purchase 2,368,421 shares of our Common Stock vested on July 8, 2007 in connection with the sale of our wireless business.

(4)
Includes 10,000,000 shares of our Common Stock and 666,667 shares of Common Stock issuable upon the exercise of warrants to purchase our Common Stock. Options to purchase 4,500,000 shares of our Common Stock will vest upon the closing of the sale of our CLEC business.

(5)	Includes shares of Common Stock issuable upon the exercise of warrants to purchase our Common Stock.

(6)	Includes 111,500 shares of our Common Stock and 1,300,000 shares of our Common Stock issuable upon the exercise of warrants to purchase shares of our Common Stock.

(7)	Includes 21,404,113 shares of our Common Stock and 30,890,848 shares of Common Stock issuable upon the exercise of options and warrants to purchase our Common Stock.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company’s compensation philosophy is to pay for performance. When the Company establishes individual compensation awards it bases them on financial and operational objectives that are consistent with its business strategy, competitive parameters and creation of long-term stockholder value.

Role of Company Management

The three members of the Compensation Committee recommend the compensation of the CEO to the independent directors of the Board for approval. The CEO makes recommendations to the Compensation Committee concerning the compensation of the Named Executive Officers. The CEO is also involved in establishing performance goals for the annual and long-term incentive plans, subject to Compensation Committee approval.

Performance Review

The Company reviews on an annual basis the performance of all executives, including the Named Executive Officers, to assess individual performance over the course of the previous year against preset financial and operational targets. This review is intended to ensure that each executive’s compensation is tied to the Company’s financial and operational performance, which includes, but is not limited to, earnings, revenue growth, cash flow and earnings per share. In reviewing compensation recommendations, the Compensation Committee evaluates performance results and market data to ensure that awards are aligned with the contributions made by the executives to the Company and with compensation paid at similarly situated companies, both within and outside of its industry.

Components of Compensation

Base Salary-Base salaries are established to reward an executive’s sustained performance and to reflect an executive’s current position and work experience. A Named Executive Officer’s Base Salary is determined by the Compensation Committee’s assessment of that person’s continued performance compared to that person’s responsibilities, including the impact of that performance on the company’s business results, and the market pay for that person’s role, experience and potential for advancement.

Annual Incentives-Annual incentive awards, such as bonuses, are designed to reward the Named Executive Officers for achieving short-tem financial and operational goals to reward individual performance. Annual incentive awards for individual Named Executive Officers are a percentage of that executive’s base salary, typically ranging from 50% to 100%.

Long-Term Incentives-Long-term incentives are designed to align the Named Executive Officers’ interest with those of the Company’s shareholders. The Company uses stock options and warrants to reward the Named Executive Officers for creation of long-term shareholder value. The Company believes that by granting stock options to purchase the Company’s common stock to its executives which vest over a certain number of years, executives will be encouraged to remain with the company. Stock options are priced at the fair market value of our common stock as the grant effective date. Long-term incentives also are intended to reward individual performance. The size of a stock option grant or warrant is determined primarily by the Compensation Committee’s assessment of the Named Executive Officer’s performance compared to our financial results. The value to our Named Executive Officers of the long-term awards is based upon our stock price that directly ties them to the creation of shareholder value.

Compensation Committee Report

The Compensation Committee of Mobilepro Corp. has reviewed and discussed with management the Compensation Discussion and Analysis in this Proxy Statement as required under Item 402(b) of Regulation S-K. Based on their review and discussions with management, the Compensation Committee recommended to the Company’s full Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,

Donald H. Sledge, Chairman
Christopher W. McFarland
Michael G. O’Neil

Summary Compensation

The following table sets forth information regarding compensation earned in fiscal 2007 by our Chief Executive Officer, our principal financial officer, and our three other most highly compensated executive officers who were serving as executive officers as of March 31, 2007, also known as our “named executive officers”.

Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option (2) Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other (3) Compensation ($)	Total ($)
Jay Wright, Chief Executive Officer	2007	247,500	56,250(1)	-	286,718	-	-	-	590,468

Jerry Sullivan, Jr., President and Chief Operating Officer	2007	225,000	56,250(1)	-	145,776	-	-	-	427,026

Tammy Martin, General Counsel and Chief Administrative Officer	2007	190,000	56,250(1)	-	41,200	-	-	8,400	295,850

Richard Deily, Senior Vice President, Chief Accounting Officer	2007	165,000	56,250(1)	-	96,728	-	-	-	317,978

Douglas Bethell, Executive Vice President	2007	60,000	75,000	-	84,567	-	-	90,000	309,567

(1)
The bonus amounts represent estimates of the highest amounts that the Named Executive Officers might be awarded by the Compensation Committee. Said bonus amounts have not been finalized by the Compensation Committee but it is expected that the amounts will be finalized prior to the Annual Meeting of Stockholders.

(2)
The amounts reflected in this column represent the compensation cost recorded in our financial statements during fiscal 2007 under FAS 123R for stock warrants awarded in fiscal 2007 and prior fiscal years. With respect to stock warrants, the compensation cost amounts recorded under FAS 123R have been calculated using the Black-Scholes option pricing model based on the following assumptions:

	2007	2006	2005
Dividend yield	-%	-%	-%
Expected volatility	60%	60%	60%
Risk-free interest rate	4.00%	3.00%	3.00%
Expected term (in years)	10.00	10.00	10.00

(3)	Reflects payments made to Mr. Bethell under the terms of a consulting agreement with DNK Enterprises II, Inc. Reflects automobile allowance payments made to Ms. Martin.

Summary of Employment and Consulting Arrangements

Jay O. Wright: Jay O. Wright joined us in December 2003 as Chief Executive Officer. Mr. Wright was paid a base salary of $180,000 in calendar year 2004 and was eligible to receive a bonus equal to 1% of the revenues for the most recent 12 month period of each acquisition made by the Company during his employment period. Mr. Wright also received warrants to purchase 15,182,500 shares of our Common Stock at an exercise price of $0.018 per share upon the execution of his initial employment agreement. Subsequent to year-end March 31, 2005, Mr. Wright’s employment agreement was amended to, among other things, extend his employment period to December 31, 2007. Mr. Wright’s base salary was increased to $210,000 for calendar year 2005, $240,000 for calendar year 2006 and $270,000 for calendar year 2007. The terms of the new employment agreement eliminated the payment of bonuses as a result of the closing of an acquisition. Mr. Wright’s bonus amounts are now based upon the successful completion of management by objective milestones that are mutually established by Mr. Wright and the Compensation Committee. In connection with the execution of the new employment agreement, Mr. Wright also received additional warrants to purchase 5,000,000 shares of our Common Stock at an exercise price of $0.22 per share, which warrants vest ratably from April 1, 2005 to December 31, 2007.

Jerry M. Sullivan, Jr: Mr. Jerry Sullivan, Jr. joined us in February 2006 as President and Chief Operating Officer of Mobilepro Corp. Pursuant to the terms of his Executive Employment Agreement dated February 1, 2006, Mr. Sullivan is employed for a term of 38 months and is paid a base salary of $225,000 per year and is eligible to receive a bonus, for each fiscal year, up to 100% of his base salary based upon the successful completion of management by objective milestones that are to be mutually established by Mr. Sullivan and the Compensation Committee. In addition, Mr. Sullivan is eligible to earn, for each fiscal year, an additional bonus of up to 100% of his base salary for extraordinary performance as determined at the discretion of the Compensation Committee. Under the terms of the foregoing, Mr. Sullivan also was appointed Chief Executive Officer of our wireless networks business. In connection with our purchase of the remaining 49% of Kite Broadband and 100% of Kite Networks on January 31, 2006 and the employment of Mr. Sullivan, the Company granted Mr. Sullivan a warrant to purchase 10,000,000 shares of our Common Stock at an exercise price of $0.174 per share, of which 2,500,000 shares vested as of February 1, 2006; 3,750,000 shares vest ratably over 38 months from February 1, 2006 through March 31, 2009, and 3,750,000 shares will vest according to goals mutually established by our Compensation Committee and Mr. Sullivan. On July 8, 2007, in connection with the Company’s sale of the wireless business, Mr. Sullivan tendered his resignation as an officer and director of MobilePro and its affiliated companies at which time his employment with the Company was terminated.

Richard H. Deily: Mr. Richard H. Deily joined us in June 2005 as the Company’s Corporate Controller and was promoted in April 2006 as Senior Vice President and Chief Accounting Officer. Mr. Deily serves as the Company’s principal financial officer and principal accounting officer. Under the terms of his current employment arrangement, Mr. Deily receives a salary of $165,000 and can participate in Mobilepro’s bonus pool in an amount of up to 50% of his salary. In connection with his employment, he was awarded warrants to purchase 750,000 shares of Mobilepro’s common stock on June 20, 2005 at a price of $0.31 per share, vesting in equal installments on March 31, 2006, March 31, 2007 and March 31, 2008. In accordance with Mr. Deily assuming his new position as Senior Vice President and Chief Accounting Officer of Mobilepro, the Board of Directors granted Mr. Deily additional warrants to purchase 500,000 shares of Mobilepro common stock at an exercise price of $0.233 per share. The warrants vest ratably over two years commencing April 1, 2006. On March 20, 2007 the Board of Directors granted Mr. Deily options to purchase 1,300,000 shares of Mobilepro common stock at an exercise price of $0.036. The options vest in two equal installments on March 31, 2008 and March 31, 2009.

Douglas Bethell. Mr. Douglas Bethell joined us in June 2005 as President of our subsidiary, American Fiber Network, Inc. (“AFN”). Pursuant to the terms of his employment agreement, Mr. Bethell is paid a base salary of $60,000 per year and is entitled to receive an annual bonus based on the operating profits of AFN; provided, however, that in no event shall his annual bonus be less than $25,000. At the same time, the Company also executed a consulting agreement with DNK Enterprises II, Inc. (“DFK”), a company controlled by Mr. Bethell, pursuant to which DFK is paid $90,000 annually for services rendered to the Company by Mr. Bethell. The term of the employment agreement is for a period of two years commencing June 1, 2005, with successive one- year renewal terms. The term of the consulting agreement is for a period of two years, with a renewal term of one year. In February 2006 Mr. Bethell was promoted to Executive Vice President of the Company. In connection with his promotion Mr. Bethell was granted warrants to purchase 1,000,000 shares of Mobilepro common stock at an exercise price of $0.233 which vest ratably over a twenty four month period commencing April 1, 2006. On March 20, 2007 the Board of Directors granted Mr. Bethell options to purchase 4,000,000 shares of Mobilepro common stock at an exercise price of $0.036. The options vest in two equal installments on March 31, 2008 and March 31, 2009.

Tammy Martin: Ms. Tammy Martin joined us in November 2004 as General Counsel of our subsidiary, Davel Communications, Inc. Pursuant to the terms of her employment arrangement, Ms. Martin is paid a base salary of $186,295 per year and receives an annual car allowance of $8,400. In May 2005, Ms. Martin was promoted to Chief Executive Officer of Davel Communications, Inc. At that time Ms. Martin received warrants to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.15 per share that vest ratably from April 20, 2005 to March 31, 2006. In February 2006, Ms. Martin was named the Company's Senior Vice President, Chief Administrative Officer, and Treasurer, effective April 1, 2006 and was promoted to General Counsel of the Company in September 2006. Her base salary was increased to $190,000 for the fiscal year ending March 31, 2007 and $195,000 for the fiscal year ending March 31, 2008. Ms. Martin’s annual bonus plan was also revised. Effective April 1, 2006, she is eligible for an annual bonus of up to 50% of her annual base salary, with payment based on the achievement of certain individual and Company objectives. She was also granted an additional warrant to purchase 500,000 shares of our Common Stock at an exercise price of $0.233 per share, vesting ratably over 24 months commencing April 1, 2006.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Closing Price on Grant Date ($ / Sh)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Jay Wright, Chief Executive Officer	2007	-	-	202,500	-	-	-	-	-	-	-

Jerry Sullivan, Jr., President and Chief Operating Officer	2007	-	-	225,000	-	-	-	-	-	-	-

Tammy Martin, General Counsel and Chief Administrative Officer	2007	-	-	95,000	-	-	-	-	-	-	-

Richard Deily, Senior Vice President, Chief Accounting Officer	2007	-	-	82,500	-	-	-	-	1,300,000.036		.036

Douglas Bethell, Executive Vice President	2007	-	-	375,000	-	-	-	-	4,000,000.036		.036

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable

Jay Wright, Chief	15,182,500	-	-	.018	04/15/14	-	-	-	-
Executive Officer	3,484,848	1,515,152	-	.220	04/01/15

Jerry Sullivan, Jr., President and Chief Operating Officer	3,881,579	2,368,421	-	.174	02/01/16	-	-	-	-

Tammy Martin, General Counsel	1,500,000	-	-	.155	04/20/15	-	-	-	-
and Chief Administrative Officer	250,000	250,000	-	.233	04/01/16

Richard Deily,	500,000	250,000	-	.310	06/20/15	-	-	-	-
Senior Vice President,	250,000	250,000	-	.233	04/01/16
Chief Accounting Officer	-	1,300,000	-	.036	03/20/17

Douglas Bethell,	500,000	500,000	-	.233	04/01/16	-	-	-	-
Executive Vice President	-	4,000,000	-	.036	03/20/17

Mobilepro Non-Plan Option and Warrant Grants

We currently have warrants outstanding that were granted to individuals or entities outside of any equity compensation plan adopted by us (“Non-Plan Grants”). As of March 31, 2007, of these Non-Plan Grants, warrants to purchase 3,600,000 shares were held by outside members of our Board of Directors, warrants to purchase 5,600,000 shares were held by members of our advisory board and warrants to purchase 35,982,500 shares were held by named executive officers of Mobilepro. Warrants to purchase 22,873,133 shares were held by other individuals including former executive officers and other employees. In addition, warrants to purchase 54,850,000 shares of our common stock were held by former owners of acquired companies or entities that received warrants in connection with a financing transaction. Such Non-Plan Grants were made pursuant to the terms of option or warrant agreements, as applicable, with each such grant authorized by the Board of Directors of Mobilepro. The Non-Plan Grants have not been approved by our stockholders.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2007 the Company has no member of its Compensation Committee that served as an executive officer of the Company.

The Company believes its executive compensation should be designed to allow the Company to attract, motivate and retain executives of a high caliber to permit the Company to remain competitive in its industry.

Compensation of Chief Executive Officer

Mr. Wright joined us in December 2003 as Chief Executive Officer. Mr. Wright was paid a base salary of $180,000 in calendar year 2004 and was eligible to receive a bonus equal to 1% of the revenues for the most recent 12 month period of each acquisition made by the Company during his employment period. Mr. Wright also received warrants to purchase 15,182,500 shares of our Common Stock at an exercise price of $0.018 per share upon the execution of his initial employment agreement. Subsequent to year-end March 31, 2005, Mr. Wright’s employment agreement was amended to, among other things, extend his employment period to December 31, 2007. Mr. Wright’s base salary was increased to $210,000 for calendar year 2005, $240,000 for calendar year 2006 and $270,000 for calendar year 2007. The terms of the new employment agreement eliminate the payment of bonuses as a result of the closing of an acquisition. During 2006 and 2007 Mr. Wright’s bonus was based upon the successful completion of management by objective milestones that have been mutually established by Mr. Wright and the Compensation Committee. In connection with the execution of the new employment agreement, Mr. Wright also received additional warrants to purchase 5,000,000 shares of our Common Stock at an exercise price of $0.22 per share, which warrants vest ratably from April 1, 2005 to December 31, 2007.

REPORT OF THE AUDIT COMMITTEE

The following is the Report of the Audit Committee with respect to our audited financial statements for our fiscal year ended March 31, 2007. The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any filings.

The Audit Committee's purpose is, among other things, to assist the Board of Directors in its oversight of our financial accounting, reporting and controls. The Board of Directors has determined that all three members of the committee are "independent" as defined by the listing standards of The Nasdaq Stock Market. The committee operates under a charter, which was formally adopted by the Board of Directors in June 2005. This charter is available on our website at www.mobileprocorp.com and is also available in Exhibit A to this Proxy Statement. The Audit Committee has reviewed and discussed our consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. Furthermore, the Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee also discussed with the independent registered public accounting firm that firm's independence and whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to in its charter, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2007.

AUDIT COMMITTEE
Michael G. O'Neil, Chairman
Christopher W. MacFarland
Donald H. Sledge

RELATED PARTY TRANSACTIONS

We granted warrants to purchase our Common Stock to certain of our directors prior to their appointment to our Board of Directors in connection with their service as members of our advisory board. We subsequently provided additional grants to our directors in connection with their service as members of our Board of Directors. The terms of those grants are described in this Proxy Statement in our discussion of the compensation provided to our directors.

We believe that each of the above referenced transactions was made on terms no less favorable to us than could have been obtained from an unaffiliated third party. Furthermore, any future transactions or loans between us and our officers, directors, principal stockholders or affiliates, and any forgiveness of such loans, will be on terms no less favorable to us than could be obtained from an unaffiliated third party, and will be approved by a majority of our directors.

In connection with our purchase of the remaining 49% of Kite Broadband and 100% of Kite Networks on January 31, 2006 and the employment of Mr. Sullivan, the Company granted Mr. Sullivan a warrant to purchase 10,000,000 shares of our Common Stock pursuant to the terms and conditions described above. Mr. Sullivan also received 10,001,856 shares of our Common Stock in consideration of his ownership interests in Kite Broadband and Kite Networks. In addition, members of Mr. Sullivan’s immediate family received 9,496,896 shares of our Common Stock in consideration of their ownership interest in Kite Broadband and Kite Networks.

In June 2006, Progames Networks, Inc. (“Progames”), a subsidiary of the Company, sold shares of its common stock to Mr. Jay Wright, Chairman and Chief Executive Officer, Mr. Richard Deily, Chief Accounting Officer and an employee of the Company representing approximately 12.5% of the common stock issued in ProGames. In September 2006 Chris MacFarland,, a member of the Board of Directors, purchased common stock of Progames representing less than .5% of the common stock issued in ProGames.

On June 30, 2005, the Company entered into a Consulting Agreement with DNK Enterprises II, Inc. to retain certain of the services of Mr. Doug Bethell for certain of its subsidiaries.  DNK Enterprises, II, Inc. is substantially owned by Mr. Bethell. The agreement calls for annual payments of $90,000 and has a two-year term. Other than regularly scheduled payments, the Company currently has no outstanding obligations under this agreement. On the same date, the Company entered into a Consulting Agreement with DNK Enterprises, II, Inc. to retain certain services of the spouse of Mr. Bethell. The agreement calls for annual payments of $102,000 and has a one-year term. Other than regularly scheduled payments, the Company currently has no obligations under this agreement. In addition, the Company’s wholly-owned subsidiary, American Fiber Network, Inc. (“AFN”), has an employment agreement with Mr. Bethell pursuant to which he serves as AFN’s chief executive officer and is paid an annual salary of $60,000 plus a bonus determined based on AFN’s annual operating profit.

STOCKHOLDER NOMINATIONS AND PROPOSALS; DEADLINE FOR SUBMISSION OF
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL STOCKHOLDER MEETING

Our Certificate of Incorporation provides that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely for the 2007 Annual Meeting, a stockholder’s notice must have been delivered to or mailed and received by the Corporate Secretary of the Company at the principal executive offices of the Company by August 6, 2007. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by Article Thirteenth and Fourteenth of our Certificate of Incorporation.

Stockholders are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and our bylaws and Certificate of Incorporation. Stockholders wishing to present a proposal at our 2008 Annual Stockholders Meeting must submit such proposal not less than 70 days prior to the next scheduled annual meeting or if less than 70 days prior notice of the next meeting is provided to our stockholders, within 10 days of the announcement of the next annual meeting.

COMPLIANCE UNDER SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act and related regulations require the Company’s directors, certain officers, and any persons holding more than 10% of the Company’s Common Stock (“reporting persons”) to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates have been established, and the Company is required to disclose in this Item 9 any failure to file by these dates during fiscal 2007.

In making this disclosure, the Company has relied on written representations of reporting persons and filings made with the Commission.

OTHER BUSINESS

We know of no other matters to be submitted to the 2007 Annual Stockholders Meeting. If any other matters properly come before the 2007 Annual Stockholders Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS August 24, 2007

Whether or not you plan to attend the meeting in person, please either cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MOBILEPRO CORP.

Mobilepro Corp.
Proxy for 2007 Annual Stockholders Meeting
September 20, 2007

The undersigned stockholder(s) of Mobilepro Corp., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Stockholders Meeting and Proxy Statement, each dated August 24, 2007, and hereby appoints Jay O. Wright and Tammy L. Martin, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at our 2007 Annual Stockholders Meeting to be held on September 20, 2007 at 10:00 a.m., local time, at the Marriott Bethesda Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817 and at any adjournment or postponement thereof, and to vote all shares of the Company’s common stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD OF DIRECTOR NOMINEES AND FOR THE RATIFICATION OF BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C., AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1 AND 2.

1.    To elect four directors to our Board of Directors, each to serve until our 2008 Annual Stockholders Meeting and until his successor has been elected and qualified or until his earlier resignation, death or removal. Our Board of Directors intends to present the following nominees for election as directors.

Nominees:	(1) Christopher W. MacFarland	(2) Michael G. O’Neil
	(3) Donald H. Sledge	(4) Jay O. Wright

	FOR ☐	☐ WITHHOLD
	ALL NOMINEES	FOR ALL NOMINEES

________________________________ For all Nominees except as noted above

2. To approve the ratification of the appointment of Bagell, Josephs, Levine & Company, L.L.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐

This Proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature:

Date:

Signature:

Date: